SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  JUNE 10, 2002
                                                           --------------



                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)



           ILLINOIS                 O-28557                    36-3559839
      (State or other             (Commission               (I.R.S. Employer
jurisdiction of incorporation)     File Number)           (Identification No.)



                            1718 FRY ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
               (Address of principal executive officers)(zip code)



                                 (281) 828-2500
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.

ITEM  5.          OTHER  EVENTS

     On August 10, 2000, Humatech filed an Annual Report on Form 10-KSB dated August 9, 2000 for the fiscal year ended April 30, 2000. Humatech indicated the following exhibits were included in that filing:

3.1     Articles  of  Incorporation  of  Midwest  Enterprise  Consultants,  Inc.
3.2     Amendment  to  Articles  of  Incorporation  of  Midwest  Enterprise
        Consultants,  Inc.
3.3     Amendment  to  Articles  of  Incorporation  of  Midwest  Enterprise
        Consultants,  Inc.
3.4     By-Laws  of  Humatech,  Inc.
10.1 Asset purchase agreement by and between International Humate Fertilizer Co. and Midwest Enterprise Consultants, Inc.
10.2 Employment agreement by and between International Humate Fertilizer Co. and David G. Williams
10.3 Employment agreement by and between International Humate Fertilizer Co. and John D. Rottweiler
10.4 Royalty agreement by and between International Humate Fertilizer Co. and David G. Williams
10.5    Joint  venture  agreement  for  Humatech,  Ltd.
10.6    Marketing  agreement  by  and between Humatech, Inc. and Club Marketing
        Services
10.7 Agreement of Product Development and Funding between The Everett Stewart and Beulah Stewart Family Trust (a Trust) and Humatech, Inc.
10.8    Lease  of  Premises  located  in  Houston,  Texas
10.9    Lease  of  Premises  located  in  Katy,  Texas

     At the time of filing the exhibits described above were not available. The purpose of this Form 8-K filing is to file those exhibits.


ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

3.1     Articles  of  Incorporation  of  Midwest  Enterprise  Consultants,  Inc.
3.2     Amendment  to  Articles  of  Incorporation  of  Midwest  Enterprise
        Consultants,  Inc.
3.3     Amendment  to  Articles  of  Incorporation  of  Midwest  Enterprise
        Consultants,  Inc.
3.4     By-Laws  of  Humatech,  Inc.
10.1 Asset purchase agreement by and between International Humate Fertilizer Co. and Midwest Enterprise Consultants, Inc.
10.2 Employment agreement by and between International Humate Fertilizer Co. and David G. Williams
10.3 Employment agreement by and between International Humate Fertilizer Co. and John D. Rottweiler
10.4 Royalty agreement by and between International Humate Fertilizer Co. and David G. Williams
10.5    Joint  venture  agreement  for  Humatech,  Ltd.
10.6    Marketing  agreement  by  and between Humatech, Inc. and Club Marketing
        Services
10.7 Agreement of Product Development and Funding between The Everett Stewart and Beulah Stewart Family Trust (a Trust) and Humatech, Inc.
10.8    Lease  of  Premises  located  in  Houston,  Texas
10.9    Lease  of  Premises  located  in  Katy,  Texas

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10,  2002             Humatech, Inc.,
                                   an Illinois corporation

                                   /s/ David G. Williams
                                   ---------------------
                                   By:   David G. Williams
                                   Its:   President